SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 1999
                                                         ----------------



                             ICC Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)





         0-13865                                         23-368845
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)





                  44 West 18th Street, New York, New York 10011
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (212) 634-6950
                         -------------------------------
                         (Registrant's telephone number)





         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

Securities Purchase Agreement

General

     On January 28, 1999 (the "Effective Date") pursuant to the terms of a Securities Purchase Agreement dated as of January 28, 1999 (the "Agreement"), ICC Technologies, Inc. (the "Company") in a private placement, sold to Capital Ventures International (the "Purchaser") convertible debentures in the aggregate principal amount of $6,000,000 ($3,500,000 on the Effective Date and the remaining $2,500,000 subject to certain conditions) (the "Debentures") and warrants ("Warrants") to purchase an aggregate of up to 639,642 shares of the Company's common stock, par value $.01 per share (the "Common Stock").

Basic Terms of the Agreement

     The Debentures are 8% convertible debentures which convert into Common Stock based upon an initial conversion price of approximately 140% of an average closing price of the Common Stock during an average number of trading days immediately preceding the Effective Date. Under certain circumstances, the Company has the option to redeem the Debentures. Beginning six months after the Effective Date, the conversion price may be adjusted. The 8% yield is payable in shares of Common Stock. The Warrants are initially exercisable at the initial conversion price of the Debentures. Proceeds of the issuance will be used for acquisitions and working capital purposes. The Common Stock underlying the Debentures and Warrants are subject to a Registration Rights Agreement.



Item 7.  Financial Statements and Exhibits

         (a) Exhibits

Exhibit No.  Description

10.1 Securities Purchase Agreement dated as of January 28, 1999, by and among ICC Technologies, Inc. and Capital Ventures International and Exhibits thereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      ICC TECHNOLOGIES, INC.
                                               Registrant


                                      By: /s/  Glenn S. Meyers
                                          ---------------------------
                                          Glenn S. Meyers, President
                                          and Chief Executive Officer

Date: February 3, 1999

                                  Exhibit 10.1

     Securities Purchase Agreement dated as of January 28, 1999, by and among ICC Technologies, Inc. and Capital Ventures International and Exhibits thereto.